UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                               September 15, 2004


                   Farmer Mac Mortgage Securities Corporation
             (Exact Name of Registrant as Specified in its Charter)



           Delaware                  333-80805           52-1779791
   (State or Other Jurisdiction     (Commission        (IRS Employer
       of Incorporation)            File Number)     Identification No.)


      1133 21st Street, N.W.                          20036
         Washington, D.C.                           (Zip Code)
      (Address of Principal
       Executive Offices)

        Registrant's telephone number, including area code (202) 872-7700

                                    No Change

          (Former Name or Former Address, if Changed Since Last Report)

      Item 9.01.  Financial  Statements and Exhibits

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

            20.105 Farmer Mac Mortgage Securities Corporation, Agricultural Mortgage-Backed Securities, Series Farmer Mac II Trust 2000-A, Series Farmer Mac II Trust 2001-A and Series Farmer Mac II Trust 2002-A Statement to Certificateholders, dated 9/15/04.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FARMER MAC MORTGAGE SECURITIES CORPORATION



                                    By:/s/ Nancy E. Corsiglia
                                    -------------------------
                                    Name:  Nancy E. Corsiglia
                                    Title: Vice President



Dated:  September 16, 2004

                                EXHIBIT INDEX



Exhibit No.                      Description                           Page No.


20.105                     Statement to Certificateholders